                                                                    EXHIBIT 20.1

                                                  CONFIDENTIAL
SERVICER'S REPORT                                 DATE OF REPORT: MARCH 16, 2001
INTEREST PERIOD:   FEBRUARY 20, 2001 TO MARCH 18, 2001


ASSOCIATES CREDIT CARD MASTER NOTE TRUST, SERIES 2000-1
--------------------------------------------------------------------------------

                                               CLASS A           CLASS B          CLASS C
MONTHLY MASTER NOTE TRUST ACTIVITIES            NOTE              NOTE             NOTE
----------------------------------------   --------------    --------------   --------------
Beginning Principal Receivables Balance
Beginning Fin. Chrg. Receivables Balance
Beginning Total Receivables Balance

Beginning Special Funding Accnt Balance
Beginning Spread Account Balance
Beginning Reserve Account Balance

Initial Invested Amount                    760,000,000.00    102,500,000.00   137,500,000.00

Beginning Period Invested Amount           760,000,000.00    102,500,000.00   137,500,000.00



Note Principal Balance Increase                      0.00              0.00             0.00
Note Principal Balance Decrease                      0.00              0.00             0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                 0.00              0.00             0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                             0.00              0.00             0.00



Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount              760,000,000.00    102,500,000.00   137,500,000.00



                                               TOTAL SERIES         TRANSFEROR            TRUST
                                                   NOTE              INTEREST             TOTALS
                                             ----------------    ----------------    ----------------
Beginning Principal Receivables Balance                                              7,162,443,444.87
Beginning Fin. Chrg. Receivables Balance                                               406,738,722.01
Beginning Total Receivables Balance                                                  7,569,182,166.88

Beginning Special Funding Accnt Balance                                                          0.00
Beginning Spread Account Balance                                                                 0.00
Beginning Reserve Account Balance                                                                0.00

Initial Invested Amount                      1,000,000,000.00

Beginning Period Invested Amount             1,000,000,000.00    1,578,606,044.87



Note Principal Balance Increase                          0.00
Note Principal Balance Decrease                          0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                     0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                 0.00



Ending Special Funding Accnt Balance                                                             0.00
Ending Spread Account Balance                                                                    0.00
Ending Reserve Account Balance                                                                   0.00

Ending Period Invested Amount                1,000,000,000.00    1,519,016,595.72



GROUP I INFORMATION                       SERIES 2000-98-1      SERIES 2000-98-2      SERIES 2000-99-1
-------------------                       ----------------      ----------------      ----------------
Beginning Invested Amount                  882,500,000.00        823,628,000.00        705,882,000.00
Average Rate                                         5.82%                 5.84%                 5.83%
Allocable Finance Charge Collections        17,686,910.48         16,507,008.16         14,147,163.45
Allocable Principal Collections             70,643,431.18         65,930,773.86         56,505,299.14
Allocable Default Amount Due                 7,786,556.11          7,267,111.20          6,228,203.74
Allocable Monthly Interest Due               3,851,832.27          3,605,539.15          3,086,442.15
Allocable Monthly Servicing Fees Due         1,470,833.33          1,372,713.33          1,176,470.00
Ending Invested Amount                     882,500,000.00        823,628,000.00        705,882,000.00

                                        SERIES 2000-99-2      SERIES 2000-99-3      SERIES 2000-99-4
                                        ----------------      ----------------      ----------------
Beginning Invested Amount                529,412,400.00        264,706,000.00        588,235,000.00
Average Rate                                       5.87%                 5.86%                 5.90%
Allocable Finance Charge Collections      10,610,390.62          5,305,191.30         11,789,302.87
Allocable Principal Collections           42,379,046.40         21,189,507.19         47,087,749.28
Allocable Default Amount Due               4,671,160.75          2,335,578.61          5,190,169.78
Allocable Monthly Interest Due             2,330,494.21          1,164,296.62          2,603,913.58
Allocable Monthly Servicing Fees Due         882,354.00            441,176.67            980,391.67
Ending Invested Amount                   529,412,400.00        264,706,000.00        588,235,000.00



GROUP I INFORMATION                                 SERIES 2000-1        SERIES 2000-2                                  TOTAL
-------------------                               ----------------      --------------                            ----------------
Beginning Invested Amount                         1,000,000,000.00      789,474,000.00                            5,583,837,400.00
Average Rate                                                  5.81%               0.06                                        5.83%
Allocable Finance Charge Collections                 20,041,824.91       15,822,499.68                              111,910,291.47
Allocable Principal Collections                      80,049,213.80       63,196,773.02                              446,981,793.87
Allocable Default Amount Due                          8,823,293.04        6,965,760.45                               49,267,833.68
Allocable Monthly Interest Due                        4,359,731.25        3,430,644.61                               24,432,893.84
Allocable Monthly Servicing Fees Due                  1,666,666.67        1,315,790.00                                9,306,395.67
Ending Invested Amount                            1,000,000,000.00      789,474,000.00                            5,583,837,400.00


PAYOUT EVENT TESTS
--------------------------------------------------------------------------------

BASE RATE TRIGGER                                                     TRANSFEROR'S INTEREST TRIGGER
-----------------                                                     -----------------------------
3 Month Average Portfolio Yield                        15.83%         Required Transferor Interest                 497,199,779.70
3 Month Average Base Rate                               8.29%         Transferor Interest                        1,519,016,595.72
Spread                                                  7.54%         Trigger Pass Test                                Yes
Trigger Pass Test: If Spread is >0, "Yes"            Yes

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                                  SERIES 2000-1

Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust") and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank (Delaware), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 19, 2001, and with respect to the performance of the Trust during the month of February is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.


Current Transaction Period:                        Revolving Period
Any Cash Flow Shortfalls this Period               No
Any Cash Flow Shortfalls from Previous Period      No
Payout Event this Period:                          No
Group I Participants:                              Series 2000-98-1, Series 2000-98-2
                                                   Series 2000-99-1, Series 2000-99-2, Series 2000-99-3, Series 2000-99-4
                                                   Series 2000-1, Series 2000-2


MASTER NOTE TRUST RECEIVABLES

                 YIELD AND BASE RATE --        February: (28 posting days)

                                                                     YIELD        DEFAULTS       TOTAL
                                                                   --------       --------      --------
                 Portfolio Yield (Current Month)                     25.77%        11.34%        14.42%
                 Portfolio Yield (Prior Month)                       25.50%         9.01%        16.50%
                 Portfolio Yield (Two Months Ago)                    25.05%         8.49%        16.57%
                 THREE MONTH AVERAGE PORTFOLIO YIELD                                                          15.83%
                                                                                                              -----

                                                                  SERVICING        COUPON         TOTAL
                                                                  ----------      ---------      --------
                 Base Rate (Current Month)                            2.00%         5.81%         7.81%
                 Base Rate (Prior Month)                              2.00%         6.11%         8.11%
                 Base Rate (Two Months Ago)                           2.00%         6.93%         8.93%
                 THREE MONTH AVERAGE BASE RATE                                                                 8.29%
                                                                                                              -----


Beginning Period Principal Receivables                                                    7,162,443,444.87
Beginning Period Finance Charge Receivables                                                 406,738,722.01
Beginning Period Discounted Receivables                                                               0.00
Beginning Period Total Receivables                                                        7,569,182,166.88

Removed Principal Receivables                                                                         0.00
Removed Finance Charge Receivables                                                                    0.00
Removed Total Receivables                                                                             0.00
Discounted Receivables Generated this Period                                                          0.00
Additional Principal Receivables                                                                      0.00
Additional Finance Charge Receivables                                                                 0.00
Additional Total Receivables                                                                          0.00

Total Principal Collections this Period                                                     573,347,966.66
Total Defaulted Principal Receivables this Period                                            63,196,337.41
Total Receivables Adjustments this Period                                                    32,738,621.24
Total Finance Charge Collections this Period                                                143,548,437.42
Total Discounted Receivables this Period                                                              0.00

Ending Period Principal Receivables                                                       7,102,853,995.72
Ending Period Finance Charge Receivables                                                    406,578,715.08
Ending Period Discounted Receivables                                                                  0.00
Ending Period Total Receivables                                                           7,509,432,710.80

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                 31-60 Days Delinquent                                      174,377,143.62
                                 61-90 Days Delinquent                                      115,173,078.51
                                 91+ Days Delinquent                                        221,185,004.86
                                                                                          ----------------

                                 Total 31+ Days Delinquent                                  510,735,226.99
                                                                                          ----------------

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                              CASH FLOW ALLOCATIONS
                                  SERIES 2000-1

                                          -----------
              FLOATING INVESTOR PERCENTAGE   0.139617
                 FIXED INVESTOR PERCENTAGE   0.139617
                                          -----------


FINANCE CHARGE ALLOCATIONS                                                       Class A       Class B       Class C     Total
--------------------------                                                       -------       -------       -------     -----


AVAILABLE FUNDS
             Total Trust Finance Charge Collections               143,548,437.42
                                                               -----------------
             Investor Percentage                                        0.139617
                                                               -----------------
             Investor Finance Charge Collections                   20,041,824.91                                       20,041,824.91
             Excess Finance Charge Collections allocated to Series          0.00                                                0.00
             Available Finance Charge Collections                  20,041,824.91                                       20,041,824.91

CASH FLOW ALLOCATIONS
CLASS A DISTRIBUTIONS
             (1)  Class A Monthly Interest                                      3,251,850.00
             (2)  Class A Monthly Interest Previously Due                               0.00
             (3)  Class A Monthly Additional Interest                                   0.00
             (4)  Class A Monthly Additional Interest Previously Due                    0.00
                  Total Class A Monthly Interest                                3,251,850.00                            3,251,850.00

CLASS B DISTRIBUTIONS
             (5)  Class B Monthly Interest                                                     455,100.00
             (6)  Class B Monthly Interest Previously Due                                            0.00
             (7)  Class B Monthly Additional Interest                                                0.00
             (8)  Class B Monthly Additional Interest Previously Due                                 0.00
                  Total Class B Monthly Interest                                               455,100.00                 455,100.00

             (9)  Total Monthly Servicing Fee for Series                                                                1,666,666.67
             (10) Total Servicing Fee for Series Previously Due                                                                 0.00

             (11) Class A Prepayable Increase Amount Interest                           0.00                                    0.00
             (12) Class B Prepayable Increase Amount Interest                                        0.00                       0.00
             (13) Investor Default Amount                                                                               8,823,293.04
             (14) Investor Charge-Offs                                                  0.00         0.00         0.00          0.00
             (15) Reallocated Principal Collections Previously Due                      0.00         0.00         0.00          0.00

CLASS C DISTRIBUTIONS
             (16) Class C Monthly Interest                                                                  652,781.25
             (17) Class C Monthly Interest Previously Due                                                         0.00
             (18) Class C Monthly Additional Interest                                                             0.00
             (19) Class C Monthly Additional Interest Previously Due                                              0.00
             (20) Class C Prepayable Increase Amount Interest                                                     0.00
                  Total Class C Interest                                                                    652,781.25    652,781.25

             (21) Funds Required per Note Agreement under
                   Sections 2.07, 2.08 & 2.09                                                                                   0.00
             (22) Funds Required per Note Agreement under
                   Sections 2.04 (e) & 7.01                                                                                     0.00

SPREAD ACCOUNT DISTRIBUTIONS
             (23) Class C Spread Account Required Deposit                                                                       0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                   SERIES' ALLOCATIONS                                                                                  5,192,133.95

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                                        0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                                    5,192,133.95



PRINCIPAL ALLOCATIONS                                                             Class A    Class B     Class C    Total
---------------------                                                             -------    -------     -------    -----

AVAILABLE FUNDS
                 Total Trust Principal Collections                 573,347,966.66
                                                                 -----------------
                 Investor Percentage                                     0.139617
                                                                 -----------------
                 Investor Principal Collections                     80,049,213.80
                 Shared Principal Collections from other Series'   493,298,752.86
                 Available Principal Collections                   573,347,966.66

                 Controlled Amortization Amount                                      0.00       0.00       0.00      0.00
                 Partial Amortization Amount                                         0.00       0.00       0.00      0.00
                 Deficiency Controlled Amortization Amount                           0.00       0.00       0.00      0.00
                 Monthly Principal Amount                                            0.00       0.00       0.00      0.00
                 Principal Shortfall
                 Reallocated Principal to other Series'                              0.00       0.00                 0.00

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                               CASH RECONCILIATION
                                     MAR-01



GROUP 1                                          Coupon Rate      Balance          Interest Payments
-------                                          -----------      -------          -----------------
Series 2000-98-1, Class A                           5.70%     $  662,500,000.00     $ 2,833,881.67
Series 2000-98-1, Class B                           5.93%     $   87,500,000.00     $   388,906.85
Series 2000-98-1, Class C                           6.33%     $  132,500,000.00     $   629,043.75
Series 2000-98-2, Class A                           5.72%     $  617,647,000.00     $ 2,651,494.14
Series 2000-98-2, Class B                           5.94%     $   82,353,000.00     $   367,121.08
Series 2000-98-2, Class C                           6.33%     $  123,628,000.00     $   586,923.93
Series 2000-99-1, Class A                           5.72%     $  529,412,000.00     $ 2,270,453.20
Series 2000-99-1, Class B                           5.92%     $   70,588,000.00     $   313,314.15
Series 2000-99-1, Class C                           6.33%     $  105,882,000.00     $   502,674.80
Series 2000-99-2, Class A                           5.75%     $  397,058,400.00     $ 1,713,237.51
Series 2000-99-2, Class B                           6.05%     $   52,941,600.00     $   240,246.33
Series 2000-99-2, Class C                           6.33%     $   79,412,400.00     $   377,010.37
Series 2000-99-3, Class A                           5.78%     $  198,500,000.00     $   860,865.72
Series 2000-99-3, Class B                           5.78%     $   26,500,000.00     $   114,926.66
Series 2000-99-3, Class C                           6.33%     $   39,706,000.00     $   188,504.24
Series 2000-99-4, Class A                           5.80%     $  441,176,000.00     $ 1,918,028.39
Series 2000-99-4, Class B                           6.05%     $   58,824,000.00     $   266,989.53
Series 2000-99-4, Class C                           6.33%     $   88,235,000.00     $   418,895.66
Series 2000-1, Class A                              5.71%     $  760,000,000.00     $ 3,251,850.00
Series 2000-1, Class B                              5.92%     $  102,500,000.00     $   455,100.00
Series 2000-1, Class C                              6.33%     $  137,500,000.00     $   652,781.25
Series 2000-2, Class A                              5.68%     $  600,000,000.00     $ 2,556,000.00
Series 2000-2, Class B                              5.92%     $   80,921,000.00     $   359,289.24
Series 2000-2, Class C                              6.33%     $  108,553,000.00     $   515,355.37
                                                    ----      -----------------     --------------
Weighted Average Coupon of all Notes                5.83%     $   5,583,837,400     $24,432,893.84
                                                    ====      =================     ==============

Weighted Average Coupon of Class A
  and Class B Notes                                 5.75%     $4,768,421,000.00
                                                    ====      =================




Current Transaction Period:                    Revolving Period

CASH FLOW REQUIREMENTS                                                                  SERIES 2000-98-1
                                                              --------------------------------------------------------------------
                                                                  Class A          Class B           Class C             Total
                                                              --------------    --------------    --------------    --------------

Principal Distribution Due this Period                        $           --    $           --                --    $           --
Interest Distribution Due this Period                         $ 2,833,881.67    $   388,906.85    $   629,043.75    $ 3,851,832.27
Unpaid Principal Shortfalls paid this Period                  $           --    $           --                --    $           --
Unpaid Interest Shortfalls paid this Period                   $           --    $           --                --    $           --
Prepayable Interest                                           $           --    $           --                --    $           --
Servicing Fee                                                                                     $ 1,470,833.33    $ 1,470,833.33
                                                              --------------    --------------    --------------    --------------
Total Required Distribution                                   $ 2,833,881.67    $   388,906.85    $ 2,099,877.08    $ 5,322,665.60
                                                              ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                      $ 3,222,788.52

                                                                                        SERIES 2000-98-2
                                                              ----------------------------------------------------------------
                                                                  Class A        Class B           Class C           Total
                                                              -------------    -------------    -------------    -------------
Principal Distribution Required Amount                        $          --    $          --    $          --    $          --
Interest Distribution Required Amount                         $2,651,494.14    $  367,121.08    $  586,923.93    $3,605,539.15
Unpaid Principal Shortfalls paid this Period                  $          --    $          --    $          --    $          --
Unpaid Interest Shortfalls paid this Period                   $          --    $          --    $          --    $          --
Prepayable Interest                                           $          --    $          --    $          --    $          --
Servicing Fee                                                                                   $1,372,713.33    $1,372,713.33
                                                              -------------    -------------    -------------    -------------
Total Required Distribution                                   $2,651,494.14    $  367,121.08    $1,959,637.26    $4,978,252.48
                                                              =============    =============    =============    =============

Total Required Distribution to Class A & Class B investors                     $3,018,615.22


                                                                                     SERIES 2000-99-1
                                                              ----------------------------------------------------------------
                                                                 Class A          Class B          Class C           Total
                                                              -------------    -------------    -------------    -------------
Principal Distribution Required Amount                        $          --    $          --    $          --    $          --
Interest Distribution Required Amount                         $2,270,453.20    $  313,314.15    $  502,674.80    $3,086,442.15
Unpaid Principal Shortfalls paid this Period                  $          --    $          --    $          --    $          --
Unpaid Interest Shortfalls paid this Period                   $          --    $          --    $          --    $          --
Prepayable Interest                                           $          --    $          --    $          --    $          --
Servicing Fee                                                                                   $1,176,470.00    $1,176,470.00
                                                              -------------    -------------    -------------    -------------
Total Required Distribution                                   $2,270,453.20    $  313,314.15    $1,679,144.80    $4,262,912.15
                                                              =============    =============    =============    =============


Total Required Distribution to Class A & Class B investors                     $2,583,767.35


                                                                                      SERIES 2000-99-2
                                                              ----------------------------------------------------------------
                                                                  Class A        Class B            Class C        Total
                                                              -------------    -------------    -------------    -------------
Principal Distribution Required Amount                        $          --    $          --    $          --    $          --
Interest Distribution Required Amount                         $1,713,237.51    $  240,246.33    $  377,010.37    $2,330,494.21
Unpaid Principal Shortfalls paid this Period                  $          --    $          --    $          --    $          --
Unpaid Interest Shortfalls paid this Period                   $          --    $          --    $          --    $          --
Prepayable Interest                                           $          --    $          --    $          --    $          --
Servicing Fee                                                                                   $  882,354.00    $  882,354.00
                                                              -------------    -------------    -------------    -------------
Total Required Distribution                                   $1,713,237.51    $  240,246.33    $1,259,364.37    $3,212,848.21
                                                              =============    =============    =============    =============

Total Required Distribution to Class A & Class B investors                     $1,953,483.84


                                                                                        SERIES 2000-99-3
                                                              ----------------------------------------------------------------
                                                                  Class A        Class B           Class C          Total
                                                              -------------    -------------    -------------    -------------
Principal Distribution Required Amount                        $          --    $          --    $          --    $          --
Interest Distribution Required Amount                         $  860,865.72    $  114,926.66    $  188,504.24    $1,164,296.62
Unpaid Principal Shortfalls paid this Period                  $          --    $          --    $          --    $          --
Unpaid Interest Shortfalls paid this Period                   $          --    $          --    $          --    $          --
Prepayable Interest                                           $          --    $          --    $          --    $          --
Servicing Fee                                                                                   $  441,176.67    $  441,176.67
                                                              -------------    -------------    -------------    -------------
Total Required Distribution                                   $  860,865.72    $  114,926.66    $  629,680.91    $1,605,473.29
                                                              =============    =============    =============    =============


Total Required Distribution to Class A & Class B investors                     $  975,792.38


                                                                                     SERIES 2000-99-4
                                                              ----------------------------------------------------------------
                                                                 Class A          Class B          Class C           Total
                                                              -------------    -------------    -------------    -------------
Principal Distribution Required Amount                        $          --    $          --    $          --    $          --
Interest Distribution Required Amount                         $1,918,028.39    $  266,989.53    $  418,895.66    $2,603,913.58
Unpaid Principal Shortfalls paid this Period                  $          --    $          --    $          --    $          --
Unpaid Interest Shortfalls paid this Period                   $          --    $          --    $          --    $          --
Prepayable Interest                                           $          --    $          --    $          --    $          --
Servicing Fee                                                                                   $  980,391.67    $  980,391.67
                                                              -------------    -------------    -------------    -------------
Total Required Distribution                                   $1,918,028.39    $  266,989.53    $1,399,287.33    $3,584,305.25
                                                              =============    =============    =============    =============

Total Required Distribution to Class A & Class B investors                     $2,185,017.92


                                                                                        SERIES 2000-1
                                                              ----------------------------------------------------------------
                                                                 Class A          Class B         Class C            Total
                                                              -------------    -------------    -------------    -------------

Principal Distribution Required Amount                        $          --    $          --    $          --    $          --
Interest Distribution Required Amount                         $3,251,850.00    $  455,100.00    $  652,781.25    $4,359,731.25
Unpaid Principal Shortfalls paid this Period                  $          --    $          --    $          --    $          --
Unpaid Interest Shortfalls paid this Period                   $          --    $          --    $          --    $          --
Prepayable Interest                                           $          --    $          --    $          --    $          --
Servicing Fee                                                                                   $1,666,666.67    $1,666,666.67
                                                              -------------    -------------    -------------    -------------
Total Required Distribution                                   $3,251,850.00    $  455,100.00    $2,319,447.92    $6,026,397.92
                                                              =============    =============    =============    =============

Total Required Distribution to Class A & Class B investors                     $3,706,950.00


                                                                                       SERIES 2000-2
                                                              ---------------------------------------------------------------
                                                                 Class A          Class B          Class C            Total
                                                              -------------    -------------    -------------    -------------
Principal Distribution Required Amount                        $          --    $          --    $          --    $          --
Interest Distribution Required Amount                         $2,556,000.00    $  359,289.24    $  515,355.37    $3,430,644.61
Unpaid Principal Shortfalls paid this Period                  $          --    $          --    $          --    $          --
Unpaid Interest Shortfalls paid this Period                   $          --    $          --    $          --    $          --
Prepayable Interest                                           $          --    $          --    $          --    $          --
Servicing Fee                                                                                   $1,315,790.00    $1,315,790.00
                                                              -------------    -------------    -------------    -------------
Total Required Distribution                                   $2,556,000.00    $  359,289.24    $1,831,145.37    $4,746,434.61
                                                              =============    =============    =============    =============

Total Required Distribution to Class A & Class B investors                     $2,915,289.24


CASH DISBURSEMENTS
Servicer Payment to trustee for Series 2000-98-1                                            $ 3,851,832.27
Servicer Payment to trustee for Series 2000-98-2                                            $ 3,605,539.15
Servicer Payment to trustee for Series 2000-99-1                                            $ 3,086,442.15
Servicer Payment to trustee for Series 2000-99-2                                            $ 2,330,494.21
Servicer Payment to trustee for Series 2000-99-3                                            $ 1,164,296.62
Servicer Payment to trustee for Series 2000-99-4                                            $ 2,603,913.58
Servicer Payment to trustee for Series 2000-1                                               $ 4,359,731.25
Servicer Payment to trustee for Series 2000-2                                               $ 3,430,644.61
                                                                                            --------------
     Total Servicer Payment to trustee for all Series'                                      $24,432,893.84
                                                                                            ==============

Trustee Payment to Series 2000-98-1 Class C                                                 $   629,043.75
Trustee Payment to Series 2000-98-2 Class C                                                 $   586,923.93
Trustee Payment to Series 2000-99-1 Class C                                                 $   502,674.80
Trustee Payment to Series 2000-99-2 Class C                                                 $   377,010.37
Trustee Payment to Series 2000-99-3 Class C                                                 $   188,504.24
Trustee Payment to Series 2000-99-4 Class C                                                 $   418,895.66
Trustee Payment to Series 2000-1 Class C                                                    $   652,781.25
Trustee Payment to Series 2000-2 Class C                                                    $   515,355.37
                                                                                            --------------
     Total Trustee Payment to all Class C Investor's                                        $ 3,871,189.37
                                                                                            ==============